SEMI-ANNUAL REPORT
JUNE 30, 1999                      THE OAKMARK
                                          FUND


                                   THE OAKMARK
                                   SELECT FUND


                                   THE OAKMARK
           [LOGO]               SMALL CAP FUND


                                   THE OAKMARK
                                    EQUITY AND
                                   INCOME FUND

                                   THE OAKMARK
                            INTERNATIONAL FUND

                                   THE OAKMARK
                                 INTERNATIONAL
                                SMALL CAP FUND


MEMBER OF
--------------------
--------------------
100% NO-LOAD
     MUTUAL FUND
     COUNCIL
--------------------
--------------------
MANAGED BY
HARRIS ASSOCIATES L.P.

                                  OAKMARK

 THE OAKMARK FAMILY OF FUNDS

       1999 THIRD QUARTER REPORT
        ........................................................................

LETTER FROM THE CHAIRMAN AND PRESIDENT......................          1

THE OAKMARK FAMILY OF FUNDS SUMMARY.........................          2

THE OAKMARK FUND
  Letter from the Portfolio Manager.........................          4
  Schedule of Investments...................................          6

THE OAKMARK SELECT FUND
  Letter from the Portfolio Manager.........................          9
  Schedule of Investments...................................         11

THE OAKMARK SMALL CAP FUND
  Letter from the Portfolio Manager.........................         13
  Schedule of Investments...................................         15

THE OAKMARK EQUITY AND INCOME FUND
  Letter from the Portfolio Manager.........................         18
  Schedule of Investments...................................         20

THE OAKMARK INTERNATIONAL FUND
  Letter from the Portfolio Managers........................         23
  International Diversification Chart.......................         25
  Schedule of Investments...................................         26

THE OAKMARK INT'L SMALL CAP FUND
  Letter from the Portfolio Managers........................         30
  International Diversification Chart.......................         32
  Schedule of Investments...................................         33

TRUSTEES AND OFFICERS.......................................         37

        FOR MORE INFORMATION
          Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call
          1-800-OAKMARK (1-800-625-6275) or (617) 483-5000.

        WEB SITE AND 24-HOUR NET ASSET VALUE HOTLINE
          Access our web site at www.oakmark.com to obtain the current net asset value of a fund, or call 1-800-GROWOAK
          (1-800-476-9625).

        TO COMMENT ON SHAREHOLDER SERVICES
          E-mail us at ServiceComments@oakmark.com.

LETTER FROM THE CHAIRMAN AND PRESIDENT...
 ........................................................................

DEAR FELLOW SHAREHOLDERS:
    WE ARE PLEASED TO PRESENT THE THIRD QUARTER REPORT FOR THE OAKMARK FAMILY OF FUNDS. FOR THE QUARTER, OUR UNWAVERING CONFIDENCE IN OUR INVESTMENT PHILOSOPHY AND PROCESS WAS REWARDED WITH STRONG ABSOLUTE AND RELATIVE RETURNS IN OUR MUTUAL FUNDS. MORE IMPORTANTLY, ALL OF OUR MUTUAL FUND MANAGERS CONTINUE TO BE ENTHUSIASTIC ABOUT THE CURRENT HOLDINGS IN THEIR FUNDS. THIS CONFIRMS OUR FEELING THAT THE VALUE "COMEBACK" MAY BE SUSTAINABLE.

                   [PHOTO]

    AS ALWAYS, WE MAKE EVERY EFFORT TO CAPITALIZE ON INVESTMENT OPPORTUNITIES. OUR INVESTMENT PROFESSIONALS, BOTH ANALYSTS AND PORTFOLIO MANAGERS, HAVE PRESENTED COMPELLING EVIDENCE OF THE ATTRACTIVE OPPORTUNITIES AVAILABLE IN THE VALUE SECTOR. THIS THEME IS CONSISTENT IN BOTH THE DOMESTIC AND INTERNATIONAL MARKETS. IN ORDER TO BENEFIT FURTHER FROM THESE INVESTMENT OPPORTUNITIES, WE ARE PLEASED TO ANNOUNCE THAT WE ARE STARTING A NEW MUTUAL FUND--THE OAKMARK GLOBAL FUND. IT WILL UTILIZE THE SAME DISCIPLINED VALUE APPROACH USED IN ALL OF OUR MUTUAL FUNDS AND WILL PROVIDE A SINGLE VEHICLE FOR THOSE WHO WANT THE BENEFITS OF OUR GLOBAL ASSET ALLOCATION.
    THE FUND IS DESIGNED TO CAPITALIZE ON OUR VALUE INVESTING PHILOSOPHY REGARDLESS OF THE LOCATION OF THE UNDERLYING CORPORATION. MICHAEL WELSH, CO-MANAGER OF OUR INTERNATIONAL FUNDS, AND GREG JACKSON, A SENIOR DOMESTIC RESEARCH ANALYST, WILL CO-MANAGE THE FUND. THEY ARE ENTHUSIASTIC AND EXPERIENCED, AND PLAN TO MAKE SUBSTANTIAL PERSONAL INVESTMENTS IN THE FUND. THE GLOBAL FUND WILL BE MORE CONCENTRATED (40-50 STOCKS) THAN MOST OTHER FUNDS IN ITS CATEGORY. THIS WILL MAXIMIZE THE IMPACT OUR STOCK SELECTION ABILITY HAS ON THE PORTFOLIO WITHOUT SACRIFICING THE BENEFIT OF DIVERSIFICATION. JUST AS COMPANIES COMPETE IN A GLOBAL MARKETPLACE, INVESTMENT IDEAS ON A GLOBAL BASIS WILL COMPETE HEAD-TO-HEAD TO BE INCLUDED IN THIS PORTFOLIO.
    IN THE NEAR FUTURE WE WILL ADD REDEMPTION FEES TO OUR SPECIALTY FUNDS TO SEVERELY REDUCE THE NEGATIVE IMPACT ASSOCIATED WITH SHORT TERM TRADERS AS SHAREHOLDERS IN OUR FUNDS. THE FEE WILL BE 2% ON REDEMPTIONS THAT ARE MADE IN LESS THAN 90 DAYS FROM THE DATE OF PURCHASE. THE PROCEEDS OF THE REDEMPTION CHARGE ARE RETAINED BY THE FUND FOR THE BENEFIT OF THE LONG-TERM INVESTORS. IT WILL BE INSTITUTED ON THE FOLLOWING FUNDS: SMALL CAP, SELECT, INTERNATIONAL, INTERNATIONAL SMALL CAP AND THE NEW GLOBAL FUND. PLEASE READ BILL NYGREN'S ENCLOSED REPORT ON THE SELECT FUND WHICH DESCRIBES WHY THIS IS A POSITIVE FOR OUR LONG-TERM SHAREHOLDERS.
    IN AN EFFORT TO INCREASE FEEDBACK REGARDING SHAREHOLDER SERVICING, WE HAVE ADDED A NEW E-MAIL ADDRESS: SERVICECOMMENTS@OAKMARK.COM. PLEASE USE THIS ADDRESS TO COMMENT ON OUR INVESTOR SERVICES.
    OUR Y2K PREPARATION CONTINUES TO BE ON SCHEDULE AND WE REMAIN CONFIDENT THAT WE ARE PREPARED FOR THIS EVENT.
    THIS QUARTER ANSWERED SOME OF THE SKEPTICS ABOUT OUR VALUE APPROACH. WE CONTINUE TO BELIEVE THAT PRICE AND VALUATION DO MATTER AND WE ARE CONFIDENT THAT OUR FUNDS ARE WELL POSITIONED TO TAKE ADVANTAGE OF THE OPPORTUNITIES THE MARKET IS PRESENTING.

/S/ VICTOR MORGENSTERN
VICTOR MORGENSTERN
CHAIRMAN

/S/ ROBERT M. LEVY
ROBERT M. LEVY
PRESIDENT

 THE OAKMARK FAMILY OF FUNDS

       SUMMARY INFORMATION
        ........................................................................

                                         THE OAKMARK                  THE OAKMARK
PERFORMANCE FOR PERIOD ENDED                FUND                        SELECT
JUNE 30, 1999                                                            FUND
                                  ------------------------     ------------------------
----------------------------------------------------------------------------------------
3 MONTHS                                   11.5%                         7.5%
 ........................................................................................
6 MONTHS                                   11.0%                        19.0%
 ........................................................................................
1 YEAR                                      7.6%                        19.7%
 ........................................................................................
AVERAGE ANNUAL TOTAL RETURN
  FOR:
  3 YEAR                                   18.3%                         N/A
 ........................................................................................
  5 YEAR                                   20.1%                         N/A
 ........................................................................................
  SINCE INCEPTION                          26.0%                        40.0%
VALUE OF $10,000                           $62,332                      $24,482
FROM INCEPTION DATE                       (8/5/91)                     (11/1/96)
----------------------------------------------------------------------------------------
TOP FIVE HOLDINGS                  Philip Morris                USG Corporation 10.7%
AS OF JUNE 30, 1999                  Companies Inc. 7.5%        Washington
COMPANY AND % OF TOTAL NET         The Black & Decker             Mutual, Inc. 10.3%
ASSESTS                              Corporation 5.9%           U.S. Industries,
                                   Nike, Inc., Class B 5.8%       Inc. 8.0%
                                   Mattel, Inc. 5.6%            First Data
                                   The Boeing Company 5.6%        Corporation 7.0%
                                                                Thermo Electron
                                                                  Corporation 5.1%
----------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES                Other Consumer               Computer Services 19.0%
AS OF JUNE 30, 1999                  Goods & Services 17.8%     Banks & Thrifts 13.1%
INDUSTRIES AND % OF TOTAL NET      Aerospace &                  Building Materials &
ASSETS                               Defense 10.1%                Construction 10.7%
                                   Food & Beverage 9.2%         Diversified
                                   Banks & Thrifts 9.1%           Conglomerates 8.0%
                                   Information                  Machinery & Industrial
                                     Services 7.7%                Processing 5.1%

2  THE OAKMARK FAMILY OF FUNDS

 ........................................................................

                                      THE OAKMARK              THE OAKMARK              THE OAKMARK              THE OAKMARK
                                       SMALL CAP               EQUITY AND              INTERNATIONAL            INTERNATIONAL
                                         FUND                  INCOME FUND                 FUND                SMALL CAP FUND
                                -----------------------  -----------------------  -----------------------  -----------------------
----------------------------------------------------------------------------------------------------------------------------------
3 Months                                13.3%                     9.9%                    21.0%                    16.8%
 ..................................................................................................................................
6 Months                                 3.3%                     9.9%                    37.7%                    45.5%
 ..................................................................................................................................
1 Year                                 (11.1%)                   13.1%                    27.0%                    54.8%
 ..................................................................................................................................
Average Annual Total Return
  for:
  3 Year                                13.4%                    18.7%                    11.9%                     9.8%
 ..................................................................................................................................
  5 Year                                 N/A                      N/A                     12.4%                     N/A
 ..................................................................................................................................
  Since inception                       17.8%                    18.2%                    15.0%                    12.3%
Value of $10,000                        $18,205                  $18,457                  $25,728                  $15,317
from inception date                    (11/1/95)                (11/1/95)                (9/30/92)                (11/1/95)
----------------------------------------------------------------------------------------------------------------------------------
TOP FIVE HOLDINGS                Symantec                 Imation Corp. 5.4%       Cordiant                 Royal Doulton plc 5.4%
AS OF JUNE 30, 1999                Corporation 4.8%       The Reynolds and           Communications         Carpetright plc 5.3%
COMPANY AND % OF TOTAL NET       SPX Corporation 3.9%       Reynolds Company,        Group plc 4.8%         JCG Holdings Ltd. 4.5%
ASSESTS                          Department 56,             Class A 4.0%           Tomkins plc 4.6%         Wassall PLC 4.1%
                                   Inc. 3.8%              First Data               Citizen Watch Co. 4.2%   House of Fraser
                                 Duff & Phelps Credit       Corporation 3.8%       Giordano International     Plc 4.0%
                                   Rating Co. 3.8%        Lear Corporation 3.5%      Limited 4.2%
                                 Catellus Development     Amli Residential         Somerfield plc 4.2%
                                   Corporation 3.7%         Properties
                                                            Trust 3.5%
----------------------------------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES              Other Industrial         U.S. Government          Other Industrial         Retail 13.3%
AS OF JUNE 30, 1999                Goods &                  Bonds 24.7%              Goods &                Diversified
INDUSTRIES AND % OF TOTAL NET      Services 12.7%         Computer                   Services 14.4%           Conglomerates 10.4%
ASSETS                           Retail 10.9%               Services 14.1%         Retail 8.4%              Production
                                 Banks & Thrifts 9.6%     Real Estate 9.8%         Consumer                   Equipment 8.6%
                                 Food & Beverage 7.5%     Banks & Thrifts 8.9%       Non-Durables 7.8%      Other Financial 7.4%
                                 Insurance 7.3%           Data Storage 5.4%        Banks 7.8%               Other Industrial
                                                                                   Marketing                  Goods &
                                                                                     Services 6.7%            Services 6.6%

                                                  THE OAKMARK FAMILY OF FUNDS  3

 THE OAKMARK FUND

       REPORT FROM ROBERT J. SANBORN, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (6/30/99)
AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

                             [LOGO]

                                                 AVERAGE ANNUAL
                                                  TOTAL RETURN*
                                                 THROUGH 6/30/99
                                TOTAL RETURN   FROM FUND INCEPTION
6/30/99 NAV $39.76              LAST 3 MOS.          8/5/91
------------------------------------------------------------------
THE OAKMARK FUND                        11.5%       26.0%
Standard & Poor's 500 Stock
  Index w/inc**                          7.1%       20.2%
Dow Jones Industrial Average
  w/inc**                               12.5%       20.6%
Value Line Composite Index**            13.8%        8.7%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Dow Jones Average includes only 30 big companies. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

PORTFOLIO UPDATE
We have always viewed the investment process as a continuum. Nevertheless, here at the mid-point of the calendar year, it is a good time to discuss our Fund.

The year began with the US 30-year bond yielding about 5.3%, and it now yields about 6.3%. Despite this, both The Oakmark Fund and the Stan-dard & Poor's 500 have returned in excess of ten percent year-to-date. Consequently, in general, opportunities are not as ample as they were at the beginning of the year and surely not as ample as about a year ago, when anxiety over the global economy--particularly Russia and Southeast Asia--drove stock prices to attractive levels. Thus, since we are having a marginally tougher time finding individual securities selling at significant discounts to value, cash in The Oakmark Fund is now at around ten percent of assets. As I have stated before, we are never, ever market-timers; however, we will only hold stocks in the Fund that offer satisfactory risk-adjusted expected returns.

During calendar year 1999, I have made only minor adjustments to our Fund. I have eliminated a couple of large holdings as they attained our sell targets (typically 90% of our estimate of underlying value). Generally, I have not found compelling reasons to make major changes in our portfolio.

I remain quite confident of our Fund's relative attractiveness compared to the Standard & Poor's 500. While the superior performance your Fund generated in the past quarter is gratifying, I continue to believe that its holdings are as undervalued to the broader market as they have EVER been. The growth stocks that dominate the S&P 500 continue to remain extremely overvalued and we continue to avoid them.

I also remain quite confident that the Internet stocks, which now have a market value over one trillion dollars (!!), remain in mega-bubble mode. Recent articles outlining the huge Internet successes of noted investor (and would-be money manager!) Barbra Streisand are typical of the illusion of quick and easy wealth that continues to entice investors (and has enticed investors for centuries). The spate of IPOs in this sector continues at a torrid pace. Just last week, eleven of the fourteen biggest IPOs were Internet companies. As long

4
THE OAKMARK FUND

 ........................................................................

as investors continue to view these deals as "easy money," sellers and their friendly underwriters will continue to provide them. Watching CNBC, I note a growing chorus of individual investors clamoring for "their fair share" of IPOs. Of course, the fact that over time IPOs have proven to be below-average performers does not enter into investors' calculus at this time.
Looking into the future, I can envision a flood of lawsuits down the line that will make today's euphoria a very hazy memory. I can even envision legislators enacting "The Internet Investors' Security Act of 1999" in response to all the sad tales of family savings having been squandered by day-trading Internet stocks. After all, as Mrs. Ned Flanders always cries out on "The Simpsons," "What about the children?"--this is the perfect way to advance any governmental program in this age.
So, as we sit here in the middle of summer, I am very confident that our Fund will prove its value, especially relative to the broader market. In general, the companies that comprise your portfolio are performing well in a brutally competitive landscape.
/S/ ROBERT SANBORN
ROBERT SANBORN
Portfolio Manager
rsanborn@oakmark.com
July 7, 1999

THE OAKMARK
          BOOK CLUB

Another summer has rolled around and it is time again for another installment of The Oakmark Book Club. Here are the books that I have read that I recommend for those interested in investing, finance, business, and economics:

DEVIL TAKE THE HINDMOST: A HISTORY OF FINANCIAL SPECULATION, BY EDWARD CHANCELLOR (FARRAR, STRAUS AND GIROUX, 1999): a fascinating look at financial manias throughout history, from tulip mania in 1630s Holland to the Internet bubble of 1999; common to all is a deeply popular yearning for (financial) freedom to counter the dull rationalism of economic systems; all day traders should read this book before it is too late.

THE AGE OF SPIRITUAL MACHINES: WHEN COMPUTERS EXCEED HUMAN INTELLIGENCE, BY RAY KURZWEIL (VIKING, 1999): What will happen when computers are smarter than human beings? By 2020, Kurzweil forecasts, a $1,000 desktop PC will have computing power equal to a human brain; by 2060, the same desktop PC will have the computational power of every human brain on earth. Ultimately, the merging of human beings and computers will produce, he soberly forecasts, a golden age on earth.

MORGAN: AMERICAN FINANCIER, BY JEAN STROUSE (RANDOM HOUSE, 1999): an exhaustive, highly readable biography of one of the most significant figures in American finance.

THE LEXUS AND THE OLIVE TREE, THOMAS FRIEDMAN (FARRAR STRAUS & GIROUX, 1999): a broad, anecdotal look at the globalization of the economy; the Lexus of the title represents the material and technological marvels after which most of the world lusts, and the olive tree symbolizes the Arab-Israeli conflict and other conflicts that prevent their populations from fully entering the global economy.

ALEXANDER HAMILTON, AMERICAN, BY RICHARD BROOKHISER, (FREE PRESS, 1999): a concise assessment of the nation's first Secretary of the Treasury and advocate of the national economic system.

THE FUTURE AND ITS ENEMIES, BY VIRGINIA POSTREL (FREE PRESS, 1998): a libertarian manifesto that paints a battle between stasists, generally elites who want to control change, and dynamists, who embrace a future formed by an infinite number of individual decisions made privately; she convincingly argues that if we embrace the future while respecting individual liberty, the future is bright!

NUMBERED ACCOUNT, BY CHRISTOPHER REICH (DELACORTE PRESS, 1998): in a weak field--financial thrillers--this is a satisfactory beach book set in the rarified world of Swiss banking.

                                                                THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--90.0%

FOOD & BEVERAGE--9.2%
  Philip Morris Companies Inc.                     11,110,700    $  446,511,256
  Nabisco Holdings Corporation, Class A             2,372,100       102,593,325
                                                                 --------------
                                                                    549,104,581

APPAREL--5.8%
  Nike, Inc., Class B                               5,432,100    $  343,919,831

RETAIL--0.2%
  GC Companies, Inc. (a)                              331,400    $   11,847,550

HARDWARE--7.3%
  The Black & Decker Corporation                    5,563,700    $  351,208,562
  The Stanley Works                                 2,524,900        81,270,219
                                                                 --------------
                                                                    432,478,781

OTHER CONSUMER GOODS & SERVICES--17.8%
  Mattel, Inc.                                     12,614,400    $  333,493,200
  H&R Block, Inc.                                   6,465,500       323,275,000
  Brunswick Corporation                             7,280,800       202,952,300
  Fortune Brands, Inc.                              4,861,100       201,128,012
                                                                 --------------
                                                                  1,060,848,512

BANKS & THRIFTS--9.1%
  Bank One Corporation                              4,600,548    $  274,020,140
  Washington Mutual, Inc.                           7,480,000       264,605,000
                                                                 --------------
                                                                    538,625,140

INSURANCE--1.2%
  Old Republic International Corporation            4,122,930    $   71,378,226

PUBLISHING--5.7%
  Knight Ridder, Inc.                               5,966,100    $  327,762,619
  R. H. Donnelley Corporation                         665,000        13,009,062
                                                                 --------------
                                                                    340,771,681

INFORMATION SERVICES--7.7%
  The Dun & Bradstreet Corporation                  8,901,300    $  315,439,819
  ACNielsen Corporation (a)                         4,764,000       144,111,000
                                                                 --------------
                                                                    459,550,819

COMPUTER SERVICES--2.4%
  First Data Corporation                            2,873,200    $  140,607,225

MEDICAL CENTERS--3.8%
  Columbia/HCA Healthcare Corporation               9,901,000    $  225,866,563

MEDICAL PRODUCTS--1.4%
  Sybron International Corporation (a)              2,935,600    $   80,912,475

6
THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                  SHARES HELD/
                                                     PAR VALUE     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--90.0% (CONT.)

AEROSPACE & DEFENSE--10.1%
  The Boeing Company                                7,499,400    $  331,379,738
  Lockheed Martin Corporation                       7,250,000       270,062,500
                                                                 --------------
                                                                    601,442,238

MACHINERY & INDUSTRIAL PROCESSING--7.3%
  Eaton Corporation                                 2,679,600    $  246,523,200
  Cooper Industries, Inc.                           3,558,400       185,036,800
                                                                 --------------
                                                                    431,560,000

BUILDING MATERIALS & CONSTRUCTION--0.0%
  Juno Lighting, Inc.                                  64,015    $    1,216,285

OTHER INDUSTRIAL GOODS & SERVICES--1.0%
  The Geon Company                                    971,600    $   31,334,100
  Bandag Incorporated, Class A                      1,104,100        31,052,813
                                                                 --------------
                                                                     62,386,913

  TOTAL COMMON STOCKS (COST: $4,412,075,065)                      5,352,516,820

SHORT TERM INVESTMENTS--9.1%

U.S. GOVERNMENT BILLS--0.8%
  United States Treasury Bills, 4.51%-4.52%
     due 10/7/1999-10/14/1999                      50,000,000    $   49,345,210
                                                                 --------------
  TOTAL U.S. GOVERNMENT BILLS (COST: $49,386,042)                    49,345,210

COMMERCIAL PAPER--6.8%
  American Express Credit Corp., 4.83%-4.95%
     due 7/1/1999-7/9/1999                        140,000,000    $  140,000,000
  Ford Motor Credit Corp., 4.86%-5.26% due
     7/6/1999-7/19/1999                           120,000,000       120,000,000
  General Electric Capital Corporation,
     4.96%-5.70% due 7/1/1999-8/5/1999            140,000,000       140,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $400,000,000)                       400,000,000

                                                                THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                     PAR VALUE     MARKET VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--9.1% (CONT.)

REPURCHASE AGREEMENTS--1.5%
  State Street Repurchase Agreement, 4.75%
     due 7/1/1999                                  90,297,000    $   90,297,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $90,297,000)                    90,297,000

  TOTAL SHORT TERM INVESTMENTS (COST: $539,683,042)                 539,642,210

  Total Investments (Cost $4,951,758,107)--99.1%                 $5,892,159,030
  Other Assets In Excess Of Other Liabilities--0.9%                  52,810,956
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $5,944,969,986
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.

8
THE OAKMARK FUND

 THE OAKMARK SELECT FUND

       REPORT FROM BILL NYGREN, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT
(6/30/99) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            THE OAKMARK
            SELECT FUND     S & P 500
10/96             $10,000      $10,000
1/97              $12,500      $11,202
4/97              $12,250      $11,470
7/97              $15,290      $13,721
9/97              $16,340      $13,659
12/97             $17,704      $14,053
3/98              $20,078      $16,021
6/98              $20,462      $16,551
9/98              $16,936      $14,904
12/98             $20,575      $18,078
3/99              $22,766      $18,979
6/99              $24,482      $20,317

                                                AVERAGE ANNUAL TOTAL RETURN*
                                                       THROUGH 6/30/99
                                TOTAL RETURN         FROM FUND INCEPTION
6/30/99 NAV $23.25               LAST 3 MOS.               11/1/96
------------------------------------------------------------------------------
THE OAKMARK SELECT FUND                7.5%                   40.0%
Standard & Poor's 500 Stock
  Index w/inc**                        7.1%                   30.5%
Standard & Poor's MidCap 400
  Index w/ inc**                      14.2%                   24.2%
Value Line Composite Index**          13.8%                   10.5%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The S&P 400 consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

The Oakmark Select Fund increased in value 7.5% for the quarter ended June 30. As shown in the chart below, that gain slightly exceeded the gain in the S&P 500, but trailed the S&P Midcap 400 Index, which I consider a better benchmark for your fund. For the nine month fiscal year-to-date, your fund has increased in value by 44.6% versus gains of 37.0% for the S&P Midcap and 36.3% for the S&P 500.
Although Austin Powers would say, "Yeah, baby!," I would caution, as I have in past quarters, that both the absolute returns and the amount by which your fund outperformed the indices are historically unusual and are unsustainable. Over long periods of time, the stock market has achieved returns of only a few percentage points above long-term bonds, and top performing funds have been only a couple of percentage points above the market. With long-term interest rates of 6%, investors should expect that only the best performing funds would achieve double-digit long-term annual returns.

A STERLING IDEA
The quarter just ended was a quiet one for your portfolio. Unlike last quarter, when I wrote about the unusually high turnover, this quarter saw just one change in the portfolio. As expected, US Filter shares were tendered, and we used the cash to add a new investment, Sterling Commerce (SE-$25). Sterling is a leading global provider of software and services for business-to-business electronic commerce, both on and off the Internet. Sterling stock has declined this year, (including a very sharp decline today, which we are using to increase our holdings) due to a small earnings shortfall as their customers are deferring new software installations until next year because MIS departments are pre-occupied with Y2K issues. We view most of this disappointment as a short-term issue and we have not significantly decreased our estimate of Sterling's intrinsic business value.

As of year-end, 482 of the Fortune 500 companies were Sterling customers. This existing customer base gives Sterling an important competitive advantage because the easiest way to communicate with a business whose computers already use Sterling software is to also use Sterling software. With its

                                                         THE OAKMARK SELECT FUND

 ........................................................................

entrenched leadership position, Sterling stands to benefit from the continued rapid growth in business-to-business e-commerce. Most experts expect that Internet-based business-to-business e-commerce will be a much larger market than the retail e-commerce business that the stock market has priced so high. Unlike most Internet-related companies, not only is Sterling already profitable, but it sells at a low-teens multiple based on our estimate of next year's earnings, about half the multiple of the S&P 500; this, despite a 25% earnings growth rate and a cash-rich balance sheet. Some might say that Sterling sounds more like a "growth stock" than a "value stock." Clearly, Sterling's business characteristics appear quite similar to the rapid growth companies that generally are priced too high for us. People sometimes assume that as value investors we dislike growth. The truth is, we love growth, we just don't like paying for it! Sometimes a growth company does sell at a value price, and it doesn't get any better than that.

REDEMPTION FEES
The Oakmark Select Fund (as well as the other specialized funds in the Oakmark Family) has decided to impose a redemption fee. Effective August 16, when newly issued shares (it doesn't apply to shares you already own) are sold within 90 days of purchase, 2% of the proceeds will be paid back to the fund in the form of a redemption fee. Shares held longer than 90 days will not be charged any fee. I'd like to explain why this should please you. Your first thought is probably about the old joke concerning the world's three biggest lies: The check is in the mail; I'm from the government and I'm here to help; and We increased fund fees for your benefit! So, I'd like you to consider that when a new investor buys and sells shares in your fund, there are several costs to the fund. First, there are direct administrative costs to process the transactions and send statements. Second, when we use newly invested money to buy stocks and when we raise cash for departing shareholders by selling stocks, there are commission costs and possibly market impact costs because you can't always trade at the last sale price. Finally, there are tax consequences to our sales of stocks in the Fund because, typically, the stocks we want to sell are the ones that have gone up and their sale triggers a capital gain.

In a perfect world, where long-term investors hold all of the fund's shares, trading costs are not a big number, and are fairly shared by all holders. But in the real world, the 80/20 rule applies, in this case, over 80% of the trading activity is caused by less than 20% of our holders. In the real world, long-term holders of mutual funds unfairly share in the excessive costs caused by the in-and-out traders. That is why the Oakmark Family has always discouraged short-term traders from buying any of our funds, and in fact, has barred numerous active traders from investing in our fund family.

However, the number of short-term traders in specialty mutual funds continues to grow and, despite our best efforts, they do trade our funds. These traders, who often stay in the fund for only a day or two, exploit trading strategies where each trade has a high probability of success, but produces a very small return. Examples include buying an international fund on days the US market is up, buying small-cap funds on days when big caps rally in the afternoon, or buying a concentrated fund on days it is up. (The Oakmark Select Fund's NAV has been 20% more likely to go up following an up day than following a down day.) Any single trade has an expected return of just a fraction of a percent and, in fact, wouldn't be profitable if the trader was directly buying stocks because trading costs would exceed the strategy's return. But in funds where shareholders pay no transaction costs, some active traders (who, using multiple funds, can be in-and-out over 50 times a year) can make high returns at the expense of long-term investors.

We believe the most effective way to prevent this exploitation of our loyal shareholders is to charge an appropriate fee to short-term traders which, in effect, reimburses the fund for the costs they create. By charging 2% of assets to traders who redeem shares purchased less than 90 days ago, we will prevent their potentially damaging effects on your Fund's performance.

To our long-term shareholders, I would like to add: this fee does not apply to shares you already own and will not apply to shares you receive from reinvesting your dividends. The fee will, however, apply to newly purchased shares, so as we've always told you, don't buy if you expect to sell within 90 days! To the short-term traders who expect to sell in less than 90 days, our Fund should no longer be attractive to you. But, if you do continue to trade with us, our long-term holders will no longer be penalized by your activity and will, in fact, almost certainly benefit.

Thank you for your continuing support.

Sincerely,

/S/ WILLIAM NYGREN

Portfolio Manager
bnygren@oakmark.com

July 7, 1999

10
THE OAKMARK SELECT FUND

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--93.8%

APPAREL--4.3%
  Liz Claiborne, Inc.                                2,166,600   $   79,080,900

RETAIL--4.0%
  Gucci Group (b)                                    1,060,000   $   74,200,000

OTHER CONSUMER GOODS & SERVICES--4.3%
  Ralston Purina Group                               2,622,600   $   79,825,388

BANKS & THRIFTS--13.1%
  Washington Mutual, Inc.                            5,351,500   $  189,309,312
  People's Bank of Bridgeport, Connecticut           1,658,400       50,477,550
                                                                 --------------
                                                                    239,786,862

INSURANCE--4.9%
  PartnerRe Ltd. (c)                                 2,382,300   $   89,038,463

PUBLISHING--3.7%
  The Times Mirror Company, Class A                  1,146,300   $   67,918,275

INFORMATION SERVICES--5.0%
  The Dun & Bradstreet Corporation                   2,568,600   $   91,024,762

COMPUTER SERVICES--19.0%
  First Data Corporation                             2,605,000   $  127,482,187
  The Reynolds and Reynolds Company, Class A         3,875,000       90,335,938
  Electronic Data Systems Corporation                1,360,900       76,975,906
  Sterling Commerce, Inc. (a)                        1,475,000       53,837,500
                                                                 --------------
                                                                    348,631,531

MACHINERY & INDUSTRIAL PROCESSING--5.1%
  Thermo Electron Corporation (a)                    4,693,500   $   94,163,344

BUILDING MATERIALS & CONSTRUCTION--10.7%
  USG Corporation                                    3,499,900   $  195,994,400

OIL FIELD SERVICES & EQUIPMENT--5.0%
  Weatherford International, Inc. (a)                2,495,800   $   91,408,675

OTHER INDUSTRIAL GOODS & SERVICES--3.9%
  Premark International, Inc.                        1,915,600   $   71,835,000

REAL ESTATE--2.8%
  Host Marriott Corporation                          4,348,663   $   51,640,373

                                                         THE OAKMARK SELECT FUND

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                  SHARES HELD/
                                                     PAR VALUE     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--93.8% (CONT.)

DIVERSIFIED CONGLOMERATES--8.0%
  U.S. Industries, Inc.                              8,649,000   $  147,033,000
                                                                 --------------
  TOTAL COMMON STOCKS (COST: $1,528,048,456)                      1,721,580,973
OTHER ASSETS--0.0%

RETAIL--0.0%
  Gucci Group Contingencies                          1,781,125   $      445,282
                                                                 --------------
  TOTAL OTHER ASSETS (COST: $0)                                         445,282

SHORT TERM INVESTMENTS--6.4%

U.S. GOVERNMENT BILLS--1.4%
  United States Treasury Bills, 4.45% due
     7/29/1999                                      25,000,000   $   24,913,472
                                                                 --------------
  TOTAL U.S. GOVERNMENT BILLS (COST: $24,913,472)                    24,913,472

COMMERCIAL PAPER--3.8%
  American Express Credit Corp., 4.86%-4.92%
     due 7/6/1999                                   20,000,000   $   20,000,000
  Ford Motor Credit Corp., 4.86%-5.06%
     due 7/8/1999-7/12/1999                         20,000,000       20,000,000
  General Electric Capital Corporation,
     5.02%-5.70% due 7/1/1999-8/5/1999              30,000,000       30,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $70,000,000)                         70,000,000

REPURCHASE AGREEMENTS--1.2%
  State Street Repurchase Agreement, 4.75%
     due 7/1/1999                                   21,195,000   $   21,195,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $21,195,000)                    21,195,000

  TOTAL SHORT TERM INVESTMENTS (COST: $116,108,472)              $  116,108,472

  Total Investments (Cost
     $1,644,156,928)--100.2%                                     $1,838,134,727
  Other Liabilities In Excess Of Other Assets--(0.2)%                (3,300,817)
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $1,834,833,910
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) Represents an American Depository Receipt.
          (c) Represents foreign domiciled corporation.

12
THE OAKMARK SELECT FUND

 THE OAKMARK SMALL CAP FUND

       REPORT FROM STEVEN J. REID, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]
--------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL
CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/99)
AS COMPARED TO THE RUSSELL 2000 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             THE OAKMARK
            SMALL CAP FUND   RUSSELL 2000
10/95               $10,000        $10,000
1/96                $10,180        $10,684
4/96                $12,180        $11,841
7/96                $11,830        $10,772
10/96               $13,190        $11,661
1/97                $15,180        $12,708
4/97                $15,170        $11,848
7/97                $18,730        $14,369
9/97                $20,340        $15,774
12/97               $20,290        $15,245
3/98                $21,732        $16,779
6/98                $20,467        $15,997
9/98                $14,976        $12,774
12/98               $17,620        $14,857
3/99                $16,069        $14,051
6/99                $18,205        $16,237

                                               AVERAGE ANNUAL TOTAL
                                   TOTAL      RETURN* THROUGH 6/30/99
                                  RETURN        FROM FUND INCEPTION
6/30/99 NAV $15.26              LAST 3 MOS.           11/1/95
----------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND           13.3%               17.8%
Lipper Small Cap Fund Index**        14.7%               11.5%
Russell 2000 w/ inc**                15.6%               14.1%
S&P Small Cap 600 w/inc**            15.4%               15.0%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Small Cap Fund Index is comprised of 30 Small Cap Funds. The Russell 2000 Index measures the performance of smaller companies, and represents approximately 10% of the total value of publicly traded companies in the U.S. The S&P 600 Index measures the performance of selected U.S. stocks with small market capitalization. Past performance is no guarantee of future results.

NEWS FROM THE FRONT
It seems difficult to recall the last time small cap stocks outperformed large cap stocks in a given quarter. Yet, believe it or not, it happened in the quarter ended June 30, 1999. During the quarter, The Oakmark Small Cap Fund appreciated 13.3% versus the S&P 500's advance of 7.1%. This quarter's gain increases the fiscal year return for the nine months to 21.6%. Although it may seem as if the returns from large cap stocks have been greater than those of small cap stocks, various studies have shown this not to be true over the long term. One's memory becomes very short when the disparity in returns becomes tilted from one asset class to another. We tend to forget the early part of the Nineties or the ten year period from 1974-1983 when small cap stocks outperformed. We remain convinced that ownership in small cap companies presents very attractive investment opportunities.

Our conviction and commitment to small cap stock investing is based on the following investment characteristics. Small cap stocks are attractive on both an absolute and relative basis. By that we mean that on an absolute basis we view the value of the purchase of shares in a company as being worthy of owning the entire company at the current price. Furthermore, we see much more compelling value in small cap stocks relative to large cap stocks. We are encouraged by the fact that the economic backdrop for companies both large and small is quite strong, particularly as various international market economies resume their growth. Perhaps the most attractive attribute of small cap stocks is that small cap companies remain ignored. These stocks are often the orphans of Wall Street. "Unknown," "underfollowed," and, in some cases, "unwanted" are terms that describe the level of focus on many of our investments in the Fund. It is this inefficiency that we try to exploit in creating our portfolio of investments.

In the last quarterly report, I highlighted a number of new additions to

                                                      THE OAKMARK SMALL CAP FUND

 ........................................................................

the portfolio. Several of these companies have already performed quite well. However, in one case, Fruit of the Loom (FTL), we reassessed the fundamentals and concept for the investment and eliminated the position from the portfolio. I want to thank Greg Jackson, co-manager of our soon-to-be launched Oakmark Global Fund, for his objective insights into FTL. The decision to sell a stock is one of the more difficult tasks of portfolio management. Greg's assessment of the situation will serve him well managing the new Fund.
On a more positive note, during the quarter we had 15 stocks appreciate 20% or more. The largest gains came from Sequent Computer Systems, Inc. (SQNT), UCAR International, Inc. (UCR), SPX Corporation (SPW), and Symantec Corporation
(SYMC). These four holdings had gains of 50% or more. The current quarter is off to a good start. On July 2, Scotsman Industries, Inc. (SCT) agreed to be acquired by Berisford Plc for $33 per share in cash. This appears to be a very logical business combination, and we wish management of both companies the best of good fortune going forward.

OUTLOOK
We are pleased with the recent performance of small cap value stocks. Is this a trend? It is far too soon to tell. We will know that with 20/20 hindsight when we look in the rear view mirror some months or years down the road. We are encouraged by the fundamental results and attractive valuations of the companies we own. We do believe that further consolidation and merger activity will continue.
Once again, I would like to thank everyone involved, especially our shareholders, for your support of The Oakmark Small Cap Fund.

/S/ STEVEN J. REID

STEVEN J. REID

Portfolio Manager
sreid@oakmark.com

July 8, 1999

14
THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--98.1%

FOOD & BEVERAGE--7.5%
  Del Monte Foods Company (a)                        1,000,000   $   16,750,000
  International Multifoods Corporation                 400,000        9,025,000
  Ralcorp Holdings, Inc. (a)                           500,000        8,031,250
  M & F Worldwide Corp. (a)                            750,000        5,953,125
                                                                 --------------
                                                                     39,759,375

APPAREL--2.6%
  Reebok International Ltd. (a)                        750,000   $   13,968,750

RETAIL--10.9%
  Department 56, Inc. (a)                              750,000   $   20,156,250
  The Great Atlantic & Pacific Tea Company,
     Inc.                                              400,000       13,525,000
  Ugly Duckling Corporation (a)                      1,750,000       12,687,500
  Michaels Stores, Inc. (a)                            376,300       11,524,187
                                                                 --------------
                                                                     57,892,937

OTHER CONSUMER GOODS & SERVICES--4.7%
  Libbey, Inc.                                         300,000   $    8,700,000
  Barry (R.G.) Corporation (a)                         900,000        7,425,000
  Scotsman Industries, Inc.                            250,000        5,390,625
  Harman International Industries,
     Incorporated                                       75,000        3,300,000
                                                                 --------------
                                                                     24,815,625

BANKS & THRIFTS--9.6%
  Golden State Bancorp Inc. (a)                        750,000   $   16,500,000
  People's Bank of Bridgeport, Connecticut             500,000       15,218,750
  BankAtlantic Bancorp, Inc., Class A                1,000,001        7,250,007
  Northwest Bancorp Inc.                               590,000        5,900,000
  PennFed Financial Services, Inc.                     260,000        4,095,000
  Finger Lakes Financial Corp.                         188,000        2,068,000
                                                                 --------------
                                                                     51,031,757

INSURANCE--7.3%
  The PMI Group, Inc.                                  300,000   $   18,843,750
  The MONY Group Inc. (a)                              500,000       16,312,500
  American Heritage Life Investment
     Corporation                                       149,400        3,660,300
                                                                 --------------
                                                                     38,816,550

OTHER FINANCIAL--6.7%
  Duff & Phelps Credit Rating Co.                      300,000   $   20,062,500
  ARM Financial Group, Inc., Class A                 1,830,000       15,555,000
                                                                 --------------
                                                                     35,617,500

COMPUTER SERVICES--4.8%
  Symantec Corporation (a)                           1,000,000   $   25,500,000

                                                      THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--98.1% (CONT.)

COMPUTER SYSTEMS--5.9%
  Sequent Computer Systems, Inc. (a)                 1,000,000   $   17,750,000
  Micron Electronics, Inc. (a)                       1,325,000       13,332,813
                                                                 --------------
                                                                     31,082,813

MANAGED CARE SERVICES--3.1%
  First Health Group Corp. (a)                         750,000   $   16,171,875

AUTOMOTIVE--6.9%
  SPX Corporation (a)                                  250,000   $   20,875,000
  Standard Motor Products, Inc.                        500,000       12,250,000
  Stoneridge, Inc. (a)                                 268,600        3,626,100
                                                                 --------------
                                                                     36,751,100

TRANSPORTATION SERVICES--2.3%
  Teekay Shipping Corporation (b)                      700,000   $   12,337,500

MACHINERY & INDUSTRIAL PROCESSING--2.7%
  Graco, Inc.                                          250,000   $    7,343,750
  Northwest Pipe Company (a)                           400,000        6,650,000
  Wolverine Tube, Inc. (a)                               2,500           62,813
                                                                 --------------
                                                                     14,056,563

OTHER INDUSTRIAL GOODS & SERVICES--12.7%
  H.B. Fuller Company                                  250,000   $   17,093,750
  Columbus McKinnon Corporation                        600,000       14,400,000
  MagneTek, Inc. (a)                                 1,350,000       14,259,375
  Ferro Corporation                                    500,000       13,750,000
  Sames Corporation                                    250,000        4,968,750
  UCAR International, Inc. (a)                         100,000        2,525,000
                                                                 --------------
                                                                     66,996,875

REAL ESTATE--7.2%
  Catellus Development Corporation (a)               1,250,000   $   19,375,000
  Prime Hospitality Corp. (a)                        1,000,000       12,000,000
  Trammell Crow Company (a)                            400,000        6,575,000
                                                                 --------------
                                                                     37,950,000

DIVERSIFIED CONGLOMERATES--3.2%
  U.S. Industries, Inc.                              1,000,000   $   17,000,000
                                                                 --------------
  TOTAL COMMON STOCKS (COST: $476,778,904)                          519,749,220

16
THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                     PAR VALUE     MARKET VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--2.1%

COMMERCIAL PAPER--1.3%
  Ford Motor Credit Corp., 5.25% due 7/6/1999        2,000,000   $    2,000,000
  General Electric Capital Corporation, 5.70%
     due 7/1/1999                                    5,000,000        5,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $7,000,000)                           7,000,000

REPURCHASE AGREEMENTS--0.8%
  State Street Repurchase Agreement, 4.75%
     due 7/1/1999                                    4,437,000   $    4,437,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $4,437,000)                      4,437,000

  TOTAL SHORT TERM INVESTMENTS (COST: $11,437,000)                   11,437,000
  Total Investments (Cost $488,215,904)--100.2%                  $  531,186,220
  Other Liabilities In Excess Of Other Assets--(0.2)%                (1,237,929)
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $  529,948,291
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) Represents foreign domiciled corporation.

                                                      THE OAKMARK SMALL CAP FUND

 THE OAKMARK EQUITY AND INCOME FUND

       REPORT FROM CLYDE S. MCGREGOR, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY
AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT
(6/30/99) AS COMPARED TO THE LIPPER BALANCED FUND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                THE OAKMARK        LIPPER BALANCED
            EQUITY & INCOME FUND      FUND INDEX
10/95                     $10,000           $10,000
1/96                      $10,290           $10,662
4/96                      $10,630           $10,778
7/96                      $10,660           $10,665
10/96                     $11,290           $11,449
1/97                      $12,255           $12,197
4/97                      $12,429           $12,244
7/97                      $14,289           $13,909
9/97                      $14,810           $14,005
12/97                     $14,941           $14,243
3/98                      $16,233           $15,370
6/98                      $16,320           $15,599
9/98                      $15,191           $14,701
12/98                     $16,792           $16,392
3/99                      $16,792           $16,655
6/99                      $18,457           $17,402

                                               AVERAGE ANNUAL TOTAL
                                   TOTAL      RETURN* THROUGH 6/30/99
                                RETURN LAST     FROM FUND INCEPTION
6/30/99 NAV $16.52                3 MOS.              11/1/95
----------------------------------------------------------------------
THE OAKMARK EQUITY & INCOME
  FUND                                9.9%               18.2%
Lipper Balanced Fund Index**          4.5%               16.3%
Lehman Govt./ Corp. Bond**           -1.1%                6.2%
S&P 500 w/ inc**                      7.1%               28.7%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Balanced Fund Index Composite is comprised of 30 balanced funds. The Lehman Govt./Corp. Bond Index includes the Lehman Government and Lehman Corporate indices. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. Past performance is no guarantee of future results.

CHANGED FOR THE BETTER!
In my previous letter I wrote about how the stock market's odd character in the March quarter had produced a 0.0% rate of return for the Fund. I am happy to report that the outcome for the June quarter was decidedly more attractive: a gain of 9.9%. Relative results were strong as well.

Improvement in the Fund's returns began in the second week of April. The first three months of 1999 saw 98% of investor cash flow in equity mutual funds go to growth funds oriented to large company stocks, but in April these flows of funds began to spread out more evenly across investing categories. As well, the Wall Street Journal reported in June that managers of growth funds had begun to purchase stocks from a broader universe rather than merely throwing more cash at Microsoft or GE. One consequence of the market's action in this cycle has been that the most popular stocks have developed exceedingly large market capitalizations. This means that a shift of a small percentage of the funds invested in the largest growth stocks can have a significant effect on previously unpopular sectors.

The US stock market in the 1990's has already surprised investors many times by breaking historic patterns. One such rule is that the stock market does not change its internal character without first suffering through a bear market. If in time we know that the market's change in April began a period where value investing and smaller stocks were favored, it would mean that another rule had bitten the dust. No one would be happier than we fund managers for the Oakmark group.

DID YOU KNOW THAT YOU OWN A TECH FUND?
Well, not really, but as of the end of the June quarter 19% of the total portfolio was invested in technology issues. Perhaps more surprisingly, this represented over 30% of the equities alone. At Harris Associates, we have often been asked why we do not own tech stocks. Our

18
THE OAKMARK EQUITY AND INCOME FUND

 ........................................................................

answer has always been that we have nothing against technology PER SE, we just wish to own stocks (in any sector) on our terms. Over the last few quarters our analysts have identified an unusual number of attractively priced names in the tech sector, even while the best known stocks in the group were soaring to unprecedented heights. Each of the companies in which I have invested in this area has its own story and its reasons for having become quite cheaply priced. But, in every case the stock came to our attention after it had experienced a substantial price decline based on reasons which we believe were both transitory and irrelevant to the fundamental intrinsic value of the business.

The first one to enter the portfolio was Imation, a spin-off from 3M. Imation suffered persistent earnings shortfalls after being spun, knocking the stock off of most investors' play lists. I was able to acquire a position for the Fund at a discount to Imation's $18/share book value. Last year, the company sold its medical imaging businesses (25% of total corporate sales) to Eastman Kodak for cash equal to 50% of the company's total enterprise value. This valuation gave us great encouragement because we estimated the value of the remaining businesses to be similar on a price/sales basis. To our surprise, the stock declined on this announcement. In the June quarter, however, Imation became a star performer, enjoying a 50%+ price increase. In June, the company sold its remaining imaging businesses, further intensifying the company's focus on data storage. Imation has repurchased 6% of its shares this year and has an open authorization to repurchase an additional 19%.

Second to join the tech mix was Electronic Data Systems. Once separated from General Motors, EDS had earnings and management issues, which resulted in poor price performance. Since our purchase, the EDS Board has hired a new CEO who has already made a meaningful impact on the company's inefficient cost structure. The combination of EDS's position in the information technology outsourcing business with the company's changing corporate culture make us optimistic.

First Data is the largest merchant processor for credit card transactions and is the owner of Western Union. Again, a short-term earnings shortfall resulted in a dramatic price decline, at which point we pounced. The stock has earned the highest percentage return in the Fund for the calendar year to date.

Reynolds & Reynolds (REY) is best known as a business forms company, but REY derives the majority of its profits from selling business information systems to auto dealers. We estimate REY to be worth far more than its current price based on the value of its core operations. REY also owns 50% of Carpoint, a joint venture with Microsoft. This is an Internet business that helps consumers and auto dealers get together. Similar businesses have traded in the public market for prices that impute a $5+/share value to REY for Carpoint. I love getting something like this for free.

Last is Sterling Commerce, perhaps most clearly a tech company. Sterling's electronic data interchange software helps make it possible for companies such as Wal-Mart to keep their inventories as low as possible and thereby increase their returns on invested capital. The company's growth rate has slowed from phenomenal to merely wonderful, resulting in wholesale dumping by aggressive growth managers.

I have often written that I will own value wherever I can find it. The Fund's current tech exposure should make that point clear. Please feel free to e-mail me with your comments, questions, or ideas for quarterly reports.

/S/ CLYDE S. MCGREGOR

CLYDE S. MCGREGOR

Portfolio Manager
mcgregor@oakmark.com

July 6, 1999

                                              THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--60.9%

FOOD & BEVERAGE--2.7%
  UST Inc.                                              60,000   $   1,755,000

BANKS & THRIFTS--4.4%
  Washington Mutual, Inc.                               40,000   $   1,415,000
  Bank One Corporation                                  23,674       1,410,083
                                                                 --------------
                                                                     2,825,083

INSURANCE--2.9%
  IPC Holdings, Ltd.                                    50,000   $   1,000,000
  PartnerRe Ltd. (b)                                    23,000         859,625
                                                                 --------------
                                                                     1,859,625

OTHER FINANCIAL--2.2%
  Heller Financial, Inc.                                50,000   $   1,390,625

PUBLISHING--2.1%
  Lee Enterprises, Inc.                                 43,900   $   1,338,950

INFORMATION SERVICES--2.9%
  The Dun & Bradstreet Corporation                      51,500   $   1,825,031

COMPUTER SERVICES--14.1%
  The Reynolds and Reynolds Company, Class A           110,200   $   2,569,038
  First Data Corporation                                50,000       2,446,875
  Sterling Commerce, Inc. (a)                           60,000       2,190,000
  Electronic Data Systems Corporation                   32,500       1,838,281
                                                                 --------------
                                                                     9,044,194

DATA STORAGE--5.4%
  Imation Corp. (a)                                    140,000   $   3,473,750

MEDICAL PRODUCTS--2.9%
  Sybron International Corporation (a)                  68,000   $   1,874,250

AUTOMOTIVE--3.5%
  Lear Corporation (a)                                  45,000   $   2,238,750

AGRICULTURAL EQUIPMENT--1.4%
  Alamo Group Inc.                                     100,000   $     875,000

BUILDING MATERIALS & CONSTRUCTION--0.1%
  Juno Lighting, Inc.                                    4,720   $      89,680

OTHER INDUSTRIAL GOODS & SERVICES--3.3%
  Premark International, Inc.                           56,500   $   2,118,750

20
THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                  SHARES HELD/
                                                     PAR VALUE     MARKET VALUE
-------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--60.9% (CONT.)

REAL ESTATE--9.8%
  Amli Residential Properties Trust                    100,000   $   2,237,500
  Legacy Hotels Real Estate Investment Trust
     (b)                                               350,000       2,056,027
  Catellus Development Corporation (a)                 128,728       1,995,284
                                                                 --------------
                                                                     6,288,811

DIVERSIFIED CONGLOMERATES--1.3%
  U.S. Industries, Inc.                                 50,000   $     850,000

CONVERTIBLE PREFERRED STOCK--1.9%

TELECOMMUNICATIONS--1.9%
  Metromedia International Group, Inc.,
     Convertible Preferred, 7.25%                       35,000   $   1,220,625
                                                                 --------------
  TOTAL CONVERTIBLE PREFERRED STOCK (COST: $1,206,487)               1,220,625
  TOTAL EQUITY AND EQUIVALENTS (COST: $30,984,962)                  39,068,124

FIXED INCOME--35.0%

PREFERRED STOCK--5.3%

BANKS & THRIFTS--4.5%
  Pennfed Capital Trust, Preferred, 8.90%               27,500   $     680,625
  BBC Capital Trust I, Preferred, 9.50%                 28,000         679,000
  PennFirst Capital Trust I, Preferred,
     8.625%                                             70,000         673,750
  RBI Capital Trust I, Preferred, 9.10%                 42,500         414,375
  Fidelity Capital Trust I, Preferred, 8.375%           43,500         413,250
                                                                 --------------
                                                                     2,861,000

TELECOMMUNICATIONS--0.8%
  MediaOne Finance Trust III, Preferred,
     9.04%                                              20,000   $     535,000
  TOTAL PREFERRED STOCK (COST: $3,470,738)                           3,396,000

CORPORATE BONDS--4.5%

RETAIL--1.0%
  Ugly Duckling Corporation, 12.00% due
     10/15/2003, Subordinated Debenture                650,000   $     617,500

AEROSPACE & AUTOMOTIVE--0.3%
  Coltec Industries, Inc., 9.75% due 4/1/2000          150,000   $     153,188
  Coltec Industries, Inc., 9.75% due
     11/1/1999                                          25,000          25,531
                                                                 --------------
                                                                       178,719

BUILDING MATERIALS & CONSTRUCTION--1.4%
  Juno Lighting Inc., 11.875% due 7/1/2009,
     Senior Subordinated Note (c)                      750,000   $     755,625
  USG Corporation, 9.25% due 9/15/2001,
     Senior Notes Series B                             150,000         158,625
                                                                 --------------
                                                                       914,250

                                              THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                     PAR VALUE     MARKET VALUE
-------------------------------------------------------------------------------
FIXED INCOME--35.0% (CONT.)

UTILITIES--0.3%
  Midland Funding Corporation, 11.75%
     due 7/23/2005                                     200,000   $     221,500

OTHER INDUSTRIAL GOODS & SERVICES--1.5%
  Scotsman Industries, Inc., 8.625% due
     12/15/2007, Senior Subordinated Note              615,000   $     614,231
  UCAR Global Enterprises Inc., 12.00% due
     1/15/2005, Senior Subordinated Note               300,000         316,875
                                                                 --------------
                                                                       931,106

  TOTAL CORPORATE BONDS (COST: $2,743,755)                           2,863,075

GOVERNMENT AND AGENCY SECURITIES--25.2%

U.S. GOVERNMENT BONDS--24.7%
  United States Treasury Notes, 7.50% due
     5/15/2002                                       6,500,000   $   6,807,060
  United States Treasury Notes, 7.875% due
     11/15/2004                                      4,750,000       5,177,642
  United States Treasury Notes, 6.25% due
     2/15/2007                                       2,000,000       2,037,380
  United States Treasury Notes, 6.875% due
     5/15/2006                                       1,750,000       1,841,963
                                                                 --------------
                                                                    15,864,045

U.S. GOVERNMENT AGENCIES--0.5%
  Federal Home Loan Bank, 6.405% due
     4/10/2001, Consolidated Bond                      300,000   $     302,937
                                                                 --------------
  TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $16,327,588)        16,166,982

  TOTAL FIXED INCOME (COST: $22,542,081)                            22,426,057

SHORT TERM INVESTMENTS--0.3%

REPURCHASE AGREEMENTS--0.3%
  State Street Repurchase Agreement, 4.75%
     due 7/1/1999                                      184,000   $     184,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $184,000)                         184,000

  TOTAL SHORT TERM INVESTMENTS (COST: $184,000)                        184,000

  Total Investments (Cost $53,711,043)--96.2%                    $  61,678,181
  Other Assets In Excess Of Other Liabilities--3.8%                  2,407,222
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $  64,085,403
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) Represents foreign domiciled corporation.
          (c) Restricted security.

22
THE OAKMARK EQUITY AND INCOME FUND

 THE OAKMARK INTERNATIONAL FUND

       REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
        ........................................................................

      [PHOTO]         [PHOTO]

--------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO
PRESENT (6/30/99) COMPARED TO THE MORGAN STANLEY
WORLD EX U.S. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              THE OAKMARK      M.S. WORLD EX
           INTERNATIONAL FUND    U.S. INDEX
9/92                  $10,000         $10,000
10/92                  $9,800          $9,505
1/93                  $10,833          $9,621
4/93                  $12,105         $11,764
7/93                  $12,608         $12,233
10/93                 $14,454         $12,981
1/94                  $16,488         $13,786
4/94                  $15,382         $13,664
7/94                  $15,195         $13,899
10/94                 $15,122         $14,265
1/95                  $13,698         $13,124
4/95                  $14,399         $14,437
7/95                  $15,507         $14,911
10/95                 $14,659         $14,248
1/96                  $16,248         $15,312
4/96                  $18,162         $16,144
7/96                  $17,635         $15,471
10/96                 $18,310         $15,843
1/97                  $19,909         $15,761
4/97                  $21,149         $16,114
7/97                  $22,960         $18,426
9/97                  $23,283         $18,027
12/97                 $20,097         $16,637
3/98                  $22,994         $19,083
6/98                  $20,253         $19,233
9/98                  $16,322         $16,404
12/98                 $18,688         $19,759
3/99                  $21,258         $20,070
6/99                  $25,728         $20,650

                                                 AVERAGE ANNUAL TOTAL
                                                RETURN* THROUGH 6/30/99
                                TOTAL RETURN      FROM FUND INCEPTION
6/30/99 NAV $15.02               LAST 3 MOS.            9/30/92
------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND        21.0%                15.0%
Morgan Stanley World ex U.S.
  w/inc.**                             2.9%                11.3%
Morgan Stanley EAFE w/ inc**           2.5%                11.3%
Lipper Analytical
  International Fund Index**           5.6%                12.5%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Morgan Stanley EAFE Free Index refers to Europe, Asia and the Far East and includes 18 country sub-indexes. The Lipper International Fund Index includes 30 mutual funds that invest in securities whose primary markets are outside the United States. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,
The Oakmark International Fund had an outstanding past quarter achieving an increase of 21.0%. This compares favorably to an increase of 2.5% in the Morgan Stanley EAFE Index and an increase of 5.5% in Lipper Analytical International Fund Index. More importantly, since inception on September 30, 1992 the Fund has generated an annualized total return of 15.0%, compared to an annualized total return of 11.3% in the EAFE Index and an annualized total return of 12.5% in the Lipper International Index.

"FUND FLOW REVERSION"
Although we spend 99% of our time analyzing stocks, we must mention an important macro-trend that has had a significant impact on international performance over the last two years:

An article in the June 9, 1999 edition of FINANCIAL TIMES highlighted the fact that US retail investors have become "less internationally minded." According to statistics obtained from the INVESTMENT COMPANY INSTITUTE, from 1996 to 1998 net new international equity investment declined from approximately 21% of new mutual fund investment to approximately 3% of new mutual fund investment. During this same time horizon, international equity holdings declined from approximately 17% of equity fund holdings to approximately 13% of equity fund holdings. Excess capital that was not deployed abroad found a home in our domestic market, fueling the appreciation in US equity prices.

However, the unusually high returns achieved in the US will not continue

                                                  THE OAKMARK INTERNATIONAL FUND

 ........................................................................

indefinitely and funds will eventually return to the international arena. In most of these foreign markets, the combination of a limited number of large-cap securities, thinner market liquidity, and larger capital inflows should have a magnifying effect on security prices. This "fund flow impact" has already been witnessed in some international markets which had been decimated by currency turmoil, adding to the performance of the Fund during the second quarter.

HOW DID IT HELP? WELL...
Price volatility in the last year and a half, exacerbated by the large capital out flows from international markets discussed above, presented the Fund with unique opportunities to purchase high quality stocks at extremely cheap valuations. In times of economic distress, it is particularly important to find businesses with capable and focused management teams, strong market positions, solid balance sheets, and an ability to adapt quickly to a fluid environment. The Fund's effort and patience were rewarded in the last year as share prices began to re-converge with the intrinsic value of the underlying businesses.

THE BIG WINNERS WERE...
GIORDANO, a Hong Kong retailer that was highlighted in our last quarterly report, continued its strong performance in the second quarter. The company's management team relied on its liquid balance sheet to weather the severe downturn in the retail environment. In the second quarter of this year, profitability has improved following a significant cost-cutting initiative, cash flow has increased following a concerted effort to cut working capital and Giordano's Korean operations' net income has posted strong growth following a turn around in the local economy. Many investors who sat on the sidelines waiting for the stock's momentum to return missed Giordano's 129% appreciation in US dollar terms in the second quarter of this year.

South Korea was decimated by the Asian currency crisis, with the market declining 76% in US dollar terms from a recent peak in June of 1997. As a result, the country was forced to relax its foreign ownership restrictions to facilitate the inflow of foreign capital. The Fund, having been minimally invested in the country for some time, seized the opportunity to selectively add to its South Korean holdings at fire sale prices. Again, we sought companies with strong balance sheets and a historical track record of intelligent asset allocation decisions. We did not want companies engaged in fifty different operations; we wanted focused businesses with focused management. This "quality" discipline and long-term orientation reaped huge rewards for the Fund in the second quarter. On average, the Fund's eight Korean positions increased 81% in US dollar terms over the quarter.

FIRST PACIFIC GROUP, an Asian holding company, increased 42% in US dollar terms in the second quarter. In the midst of the currency crisis, this business was trading at 50% of its net asset value, with 90% of the value in cash and listed securities. Management boasted a stellar track record--the last seven large investments each generated in excess of a 19% annualized return. Interestingly enough, First Pacific has employed a similar strategy to that of the Fund--it sold fully valued non-Asian assets and reinvested the proceeds in the Asian region. As the Asian markets rebounded, so did First Pacific's stock.

IS THERE MORE TO COME?
The Fund has found tremendous value in Latin America, mostly as a result of the same contagion that erupted in Asia. The Fund owns two large banks in the region, UNIBANCO and BLADEX. Both of these companies are extremely conservative, cost-conscious operators that generate above-average returns and trade at or near book value. We've also found value in the "baby" telephone companies in Brazil. Many of the fixed-line and cellular operators trade at one-half the value of their international peers despite having world-renowned management and significantly better growth prospects. As often occurs, we are once again awaiting the outside world to realize the latent value in these businesses.

WE REMAIN CONFIDENT
While Asia and Latin America provide excellent illustrations of how the Fund deploys its resources, this same process of assessing companies is applied throughout the world. We are always looking for the hardest-hit companies with the best, most shareholder-oriented management teams--no matter where they are located outside the US. It was not too long ago that market strategists trumpeted the claim "value is dead in the world." The first half of 1999 disproved this theory and we remain extremely bullish about the Fund's prospects.

/S/ DAVID HERRO

DAVID HERRO

Portfolio Manager
dherro@cs.com

/S/ MICHAEL WELSH

MICHAEL WELSH

Portfolio Manager
102521.2142@compuserve.com

July 2, 1999

24
THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
       INTERNATIONAL DIVERSIFICATION--JUNE 30, 1999
 ........................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               % OF FUND NET ASSETS
EUROPE                                                  47.5%
Great Britain                                           22.7%
*Finland                                                 7.1%
*France                                                  5.7%
*Italy                                                   3.4%
*Netherlands                                             3.3%
Sweden                                                   3.0%
*Germany                                                 1.6%
Norway                                                   0.6%
Switzerland                                              0.1%
LATIN AMERICA                                           14.7%
Brazil                                                   7.5%
Argentina                                                3.8%
Panama                                                   3.4%
PACIFIC RIM                                             30.2%
Japan                                                    8.2%
Hong Kong                                                7.5%
Korea                                                    6.8%
Singapore                                                4.6%
New Zealand                                              3.1%
*Euro currency countries comprise 21.1% of the
Fund.

                                                  THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED)
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.4%

CONSUMER NON-DURABLES--7.8%
  Citizen Watch Co. (Japan)             Watch Manufacturer and Retailer                 4,476,000   $   38,850,954
  Fila Holding S.p.A. (Italy), (b)      Athletic Footwear Manufacturing                 2,649,800       31,300,763
  The Swatch Group AG (Switzerland)     Watch Manufacturer                                  2,000        1,345,251
                                                                                                    --------------
                                                                                                        71,496,968

FOOD & BEVERAGE--5.5%
  Quilmes Industrial SA (Argentina), (b) Brewer                                         2,795,000   $   34,588,125
  Lotte Chilsung Beverage Company       Manufacturer of Soft Drinks, Juices, &
     (Korea)                              Sport Drinks                                     98,000       10,329,157
  Lotte Confectionery Company (Korea)   Confection Manufacturer                            37,270        5,892,363
                                                                                                    --------------
                                                                                                        50,809,645

RETAIL--8.4%
  Giordano International Limited (Hong  East Asian Clothing Retailer &
     Kong)                                Manufacturer                                 54,254,000   $   38,460,160
  Somerfield plc (Great Britain)        Food Retailer                                   8,145,000       38,194,713
                                                                                                    --------------
                                                                                                        76,654,873

HOUSEHOLD PRODUCTS--2.4%
  Hunter Douglas N.V. (Netherlands)     Manufacturer of Window Coverings                  652,700   $   22,405,438

OTHER CONSUMER GOODS & SERVICES--6.3%
  Canon, Inc. (Japan)                   Office and Video Equipment                      1,159,000   $   33,341,489
  Mandarin Oriental International       Hotel Management
     Limited (Singapore)                                                               28,039,000       24,674,320
                                                                                                    --------------
                                                                                                        58,015,809

BANKS--7.8%
  Uniao de Bancos Brasileiros S.A.      Major Brazilian Bank
     (Brazil), (c)                                                                      1,406,900   $   33,853,531
  Banco Latinoamericano de              Multinational Bank
     Exportaciones, S.A., Class E
     (Panama), (b)                                                                      1,177,800       31,506,150
  United Overseas Bank Ltd., Foreign    Commercial Banking
     Shares (Singapore)                                                                   843,000        5,894,066
                                                                                                    --------------
                                                                                                        71,253,747

INSURANCE--0.0%
  IPC Holdings, Ltd. (Bermuda)          Reinsurance Provider                                1,000   $       20,000

26
THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED) CONT.
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.4% (CONT.)

MARKETING SERVICES--6.7%
  Cordiant Communications Group plc     Advertising Services
     (Great Britain)                                                                   15,822,578   $   43,770,303
  Saatchi & Saatchi plc (Great Britain) Advertising Services                            5,239,497       17,632,450
                                                                                                    --------------
                                                                                                        61,402,753

BROADCASTING & PUBLISHING--1.9%
  Singapore Press Holdings Ltd.,        Newspaper Publisher
     (Singapore)                                                                          671,000   $   11,551,293
  Schibsted ASA (Norway)                Newspaper Publisher                               500,100        5,616,249
                                                                                                    --------------
                                                                                                        17,167,542

TELECOMMUNICATIONS--5.5%
  SK Telecom Co. Ltd. (Korea)           Telecommunications                                 10,706   $   14,336,328
  Telesp Celular Participacoes S.A.     Telecommunications
     (Brazil)                                                                       2,485,400,000       13,335,950
  Telesp Participacoes S.A. (Brazil)    Telecommunications                            611,100,000        7,866,122
  Embratel Participacoes S.A. (Brazil), Telecommunications
     (a)                                                                              526,100,000        3,922,350
  Tele Centro Sul Participacoes S.A.    Telecommunications
     (Brazil)                                                                         730,700,000        3,858,823
  Tele Sudeste Celular Participacoes    Telecommunications
     S.A. (Brazil)                                                                  1,351,100,000        3,739,277
  Telemig Celular Participacoes S.A.    Telecommunications
     (Brazil), (a)                                                                  1,915,700,000        2,153,201
  SK Telecom Co. Ltd. Rights (Korea)    Telecommunications                                  2,456        1,258,236
                                                                                                    --------------
                                                                                                        50,470,287

MEDICAL PRODUCTS--3.0%
  Getinge Industrier AB (Sweden)        Medical Instruments Manufacturer                1,834,300   $   27,117,994

AEROSPACE--1.7%
  Rolls-Royce plc (Great Britain)       Jet Engines                                     3,588,552   $   15,201,726

OIL & NATURAL GAS--1.6%
  ISIS (France), (a)                    Oil Services                                      208,250   $   14,705,208

                                                  THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED) CONT.
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.4% (CONT.)

CHEMICALS--4.3%
  Fernz Corporation Limited (New        Agricultural & Industrial Chemical
     Zealand)                             Producer                                      9,826,454   $   28,406,291
  European Vinyls Corporation           PVC Manufacturer
     International N.V. (Netherlands)                                                     928,199        7,846,040
  Nagase & Co., Ltd. (Japan)            Chemical Wholesaler                               579,000        2,752,129
                                                                                                    --------------
                                                                                                        39,004,460

COMPONENTS--4.6%
  Varitronix International Limited (Hong Liquid Crystal Displays
     Kong)                                                                              9,588,000   $   19,958,008
  IMI plc (Great Britain)               Components Manufacturer                         3,430,000       13,894,804
  Morgan Crucible Company plc (Great    Crucible & Components Manufacturer
     Britain)                                                                           1,950,000        8,314,326
                                                                                                    --------------
                                                                                                        42,167,138

MACHINERY & METAL PROCESSING--5.5%
  Rauma Oyj (Finland)                   Pulp Machinery                                  2,945,343   $   34,916,387
  Outokumpu Oyj (Finland)               Metal Producer                                  1,385,000       15,562,231
                                                                                                    --------------
                                                                                                        50,478,618

MINING AND BUILDING MATERIALS--2.5%
  Keumkang Ltd. (Korea)                 Building Materials                                365,460   $   23,048,449

OTHER INDUSTRIAL GOODS & SERVICES--14.4%
  Tomkins plc (Great Britain)           Industrial Management Company                   9,602,640   $   41,737,973
  Chargeurs SA (France)                 Wool Production Holding Company                   667,438       37,153,546
  Charter plc (Great Britain)           Welding Products Manufacturer                   2,806,014       16,320,798
  Buderus AG (Germany), (a)             Industrial Manufacturing Firm                      37,320       14,965,348
  Kone Corporation, Class B (Finland)   Elevators                                         112,930       14,086,084
  Dongah Tire Industry Company (Korea)  Tire Manufacturer                                 166,290        7,743,440
                                                                                                    --------------
                                                                                                       132,007,189

28
THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                                                     SHARES HELD/
                                        DESCRIPTION                                     PAR VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.4% (CONT.)

DIVERSIFIED CONGLOMERATES--2.5%
  Berisford plc (Great Britain)         Diversified Operations                          3,270,700   $   12,424,615
  First Pacific Company Ltd. (Hong Kong) Diversified Operations                        11,966,000       10,179,105
                                                                                                    --------------
                                                                                                        22,603,720
                                                                                                    --------------
     TOTAL COMMON STOCKS (COST: $817,953,493)                                                          846,031,564

SHORT TERM INVESTMENTS--6.7%

COMMERCIAL PAPER--5.4%
  American Express Credit Corp., 4.84%-5.00% due 7/6/1999-7/8/1999
                                                                                       20,000,000   $   20,000,000
  Ford Motor Credit Corp., 4.85%-4.86% due 7/2/1999-7/12/1999
                                                                                       15,000,000       15,000,000
  General Electric Capital Corporation, 5.02%-5.70% due 7/1/1999-8/5/1999
                                                                                       15,000,000       15,000,000
                                                                                                    --------------
  TOTAL COMMERCIAL PAPER (COST: $50,000,000)                                                            50,000,000

REPURCHASE AGREEMENTS--1.3%
  State Street Repurchase Agreement, 4.75% due 7/1/1999                                11,905,000   $   11,905,000
                                                                                                    --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $11,905,000)                                                       11,905,000

  TOTAL SHORT TERM INVESTMENTS (COST: $61,905,000)                                                      61,905,000

  Total Investments (Cost $879,858,493)--99.1%                                                      $  907,936,564
  Foreign Currencies (Proceeds $4,578,259)--0.5%                                                         4,564,921
  Other Assets In Excess Of Other Liabilities--0.4%                                                      3,445,075
                                                                                                    --------------

  TOTAL NET ASSETS--100%                                                                            $  915,946,560
                                                                                                    --------------
                                                                                                    --------------

          (a) Non-income producing security.
          (b) Represents an American Depository Receipt.
          (c) Represents a Global Depository Receipt.

                                                  THE OAKMARK INTERNATIONAL FUND

 THE OAKMARK INTERNATIONAL SMALL CAP FUND

       REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
        ........................................................................

      [PHOTO]         [PHOTO]

--------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95)
TO PRESENT (6/30/99) AS COMPARED TO THE MORGAN STANLEY
WORLD EX U.S. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           THE OAKMARK INTERNATIONAL   M.S. WORLD EX
                 SMALL CAP FUND          U.S. INDEX
10/95                         $10,000         $10,000
1/96                          $10,530         $10,747
4/96                          $11,340         $11,331
7/96                          $11,040         $10,858
10/96                         $11,410         $11,120
1/97                          $12,142         $11,062
4/97                          $12,152         $11,310
7/97                          $13,253         $12,933
9/97                          $12,672         $12,652
12/97                          $9,642         $11,677
3/98                          $11,429         $13,394
6/98                           $9,892         $13,499
9/98                           $8,211         $11,513
12/98                         $10,529         $13,868
3/99                          $13,118         $14,086
6/99                          $15,317         $14,493

                                                 AVERAGE ANNUAL TOTAL
                                                RETURN* THROUGH 6/30/99
                                TOTAL RETURN      FROM FUND INCEPTION
6/30/99 NAV $12.54               LAST 3 MOS.            11/1/95
------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL
  SMALL CAP FUND                      16.8%                12.3%
Morgan Stanley World ex U.S.
  w/inc.**                             2.9%                10.7%
Lipper Analytical
  International Small Cap Fund
  Average**                           13.0%                13.4%
Micropal Equity International
  Small Cap Index**                   12.8%                13.3%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of indexes or funds whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Lipper International Small Cap Fund Average includes 69 mutual funds that invest in securities whose primary markets are outside the United States. The Micropal Equity International Small Cap Index is an unweighted index comprised of all funds within the international small company fund sector. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,
The Oakmark International Small Cap Fund was up 16.8% in the past quarter, and is up 45.5% since the beginning of the calendar year. The quarterly return compares very favorably with the 13% increase of the Lipper International Small Cap Fund Average and the 9.2% rise in the Morgan Stanley World-ex U.S. index. More importantly, your Fund's annualized return since inception is up 12.3% compared to increases of 13.4% and 10.7% for the Lipper and Morgan Stanley indices.

Nine months ago we wrote in our quarterly letter: "We strongly assert that current prices of this Fund's underlying investments do not come close to reflecting their true fundamental value. Over time, value and price have always converged and we have no reason to believe it won't happen again this time."

Happily, some of that gap between price and value has closed pretty quickly. While it has been an extraordinary period of return for the Fund since we wrote that statement--up 86.5% assuming reinvested dividends--we continue to believe the companies in the portfolio represent terrific value at current prices. We have sold those companies that have reached full value and are redeploying the cash in attractive opportunities, in both new and existing ideas.

PORTFOLIO CHANGES
The largest change in geographic weighting in the Fund that you will notice from last quarter is Japan--it has dropped from almost 13% of total assets at the end of March to around 4% currently. This is strictly a function

30
THE OAKMARK INTERNATIONAL SMALL CAP FUND

 ........................................................................
of our stocks hitting their sell targets, and is a reflection of the tremendous run Japanese small caps have had this year. The Japan small cap market indices--the TOPIX, the JASDAQ, and the Nikkei OTC--are all up between 70% and 90% so far in 1999.

In selling our fully-valued Japanese investments, we sold the last share of one of our favorite ideas of the past few years, the software developer Enix Corporation. As we highlighted in a prior quarterly, Enix represented everything we love in a company: high return business, tremendous free cash flow generation, significant insider ownership, and a management team that is excellent from an operational and capital allocation standpoint. Enix was also one of the first Japanese companies to ever announce and, surprisingly, complete a significant share buyback program.

Shareholders of the Fund have benefited handsomely from the efforts of one of our analysts, Rob Taylor, who knew Enix like the back of his hand long before other investors and brokers got on the bandwagon. Melancholy sometimes accompanies the selling of a company like Enix, but we must remain disciplined in selling when the market price fully reflects underlying business value. This happened with Enix during the quarter.

VOLATILITY IS GOOD FOR LONG TERM INVESTORS
This is a point we keep making in our correspondence with you, but it deserves to be repeated, especially given the period of volatility the Fund has recently gone through. We firmly believe that long-term risk represents the possibility of permanent loss of capital, either from overpaying for or misanalyzing a business in which you invest.

Volatility, on the other hand, is simply a measure of the degree of short-term fluctuation in market sentiment. For us, greater volatility creates larger and more frequent discrepancies between current share prices and long-term business value. The Fund has benefited in the past from taking advantage of incidents of shortsighted maximum pessimism, most recently in emerging markets. We do not believe that risk is suddenly greater because there have been huge price declines in a given market.

Without this periodic volatility created by panic sellers, we would not be given these opportunities to buy good companies at fire-sale prices. These buying opportunities translate into long-term investment performance for the long-term investor. Some recent examples from the last 12 months include:
- We purchased Giordano International in Hong Kong for the Fund for as little as HK$0.94 cents/share and sold the position during the quarter for over HK$4.00;

- We purchased Elevadores Atlas in Brazil for the Fund for as little as BR11.50/share and sold the position during the quarter for over BR24.00; and

- We purchased Hite Brewery in South Korea for the Fund for as little as KW7,200/share and its current share price is over KW40,000/share.

Value investors with a long-term investment horizon should welcome short-term volatility for the bargains they create!

THANK YOU FOR YOUR SUPPORT
We want to again thank all of you, our shareholders, for your confidence and support.

/S/ DAVID HERRO

DAVID HERRO

Portfolio Manager
dherro@cs.com

/S/ MICHAEL WELSH

MICHAEL WELSH

Portfolio Manager
102521.2142@compuserve.com

July 2, 1999

                                        THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
       INTERNATIONAL DIVERSIFICATION--JUNE 30, 1999
 ........................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               % OF FUND NET ASSETS
EUROPE                                                  46.4%
Great Britain                                           25.5%
*France                                                 11.3%
*Germany                                                 6.5%
*Italy                                                   1.4%
*Portugal                                                0.6%
*Finland                                                 0.5%
Poland                                                   0.5%
Sweden                                                   0.1%
PACIFIC RIM                                             35.6%
Hong Kong                                                7.6%
New Zealand                                              6.3%
Australia                                                6.0%
Japan                                                    4.4%
Singapore                                                3.3%
Korea                                                    3.1%
Thailand                                                 2.8%
Philippines                                              2.1%
OTHER                                                    3.1%
Canada                                                   3.1%
*Euro currency countries comprise 20.3% of the
Fund.

32
THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED)
 ........................................................................

                              DESCRIPTION                         SHARES HELD     MARKET VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS--85.1%

CONSUMER NON-DURABLES--6.5%
  Royal Doulton plc (Great    Tableware and Giftware
     Britain)                                                       3,720,000   $    7,827,974
  Kingmaker Footwear Holdings Athletic Footwear Manufacturer
     (Hong Kong)                                                    8,040,000        1,077,720
  Designer Textiles (NZ)      Knit Fabrics
     Limited (New Zealand)                                          2,960,000          517,167
                                                                                --------------
                                                                                     9,422,861

FOOD & BEVERAGE--3.5%
  Alaska Milk Corporation     Milk Producer
     (Philippines), (a)                                            42,214,000   $    2,995,474
  Hite Brewery Company (Korea) Brewer                                  58,961        2,047,717
                                                                                --------------
                                                                                     5,043,191

RETAIL--13.3%
  Carpetright plc (Great      Carpet Retailer
     Britain)                                                       1,215,000   $    7,593,547
  House Of Fraser Plc (Great  Department Store
     Britain)                                                       4,205,000        5,766,475
  Dylex Limited (Canada), (a) Specialty Retail Operator             1,970,000        4,455,077
  Jusco Stores (Hong Kong)    Department Stores
     Co., Limited (Hong Kong)                                       6,888,000          710,231
  Moebel Walther AG (Germany) Home Furnishings Retailer                24,800          378,363
  Denny's Japan Co., Ltd.     Restaurant Chain
     (Japan)                                                           16,000          372,985
                                                                                --------------
                                                                                    19,276,678

OFFICE EQUIPMENT--0.8%
  Neopost SA (France), (a)    Mailroom Equipment Supplier              50,000   $    1,159,706

OTHER CONSUMER GOODS & SERVICES--4.0%
  CeWe Color Holding AG       Photo Equipment & Supplies
     (Germany)                                                         17,634   $    3,690,137
  Sanford Limited (New        Fisheries
     Zealand)                                                         834,134        1,943,182
  Shaw Brothers (Hong Kong)   Media and Entertainment
     Ltd. (Hong Kong)           Services                              270,000          184,441
                                                                                --------------
                                                                                     5,817,760

INSURANCE--6.4%
  Lambert Fenchurch Group plc Insurance Broker
     (Great Britain)                                                4,166,000   $    5,515,994
  Reinsurance Australia       Reinsurance Company
     Corporation Limited
     (Australia)                                                    4,485,000        3,735,659
                                                                                --------------
                                                                                     9,251,653

                                        THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED) CONT.
 ........................................................................

                              DESCRIPTION                         SHARES HELD     MARKET VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS--85.1% (CONT.)

OTHER FINANCIAL--7.4%
  JCG Holdings Ltd. (Hong     Investment Holding Company
     Kong)                                                         13,574,000   $    6,473,307
  Ichiyoshi Securities (Japan) Stock Broker                         1,233,000        4,229,933
                                                                                --------------
                                                                                    10,703,240

COMPUTER SOFTWARE--1.2%
  Koei Co., Ltd. (Japan)      Computer Software                        93,500   $    1,762,255

COMPUTER SYSTEMS--1.9%
  Solution 6 Holdings Limited Systems Design & Consulting
     (Australia), (a)                                               1,166,443   $    2,698,770

BROADCASTING & PUBLISHING--2.9%
  Matichon Public Company     Newspaper Publisher
     Limited, Foreign Shares
     (Thailand)                                                     2,039,500   $    4,037,519
  VLT AB, Class B (Sweden)    Newspaper Publisher                       9,500           95,123
                                                                                --------------
                                                                                     4,132,642

TELECOMMUNICATIONS--0.8%
  SK Telecom Co. Ltd. (Korea) Telecommunications                          827   $    1,107,430
  SK Telecom Co. Ltd. Rights  Telecommunications
     (Korea)                                                              189           96,827
                                                                                --------------
                                                                                     1,204,257

PHARMACEUTICALS--1.4%
  Recordati (Italy)           Pharmaceuticals                         423,000   $    1,957,863

TRANSPORTATION SERVICES--1.5%
  Mainfreight Limited (New    Logistics Services
     Zealand)                                                       2,733,351   $    2,243,118

OIL & NATURAL GAS--2.6%
  ISIS (France), (a)          Oil Services                             53,165   $    3,754,153

MINING AND BUILDING MATERIALS--3.2%
  Parbury Limited (Australia) Building Products                    12,517,553   $    2,316,924
  Fletcher Challenge Building Building Materials
     (New Zealand)              Manufacturer                          935,000        1,361,349
  Semapa-Sociedade de         Cement Manufacturer
     Investimento e Gestao,
     SGPS, SA (Portugal)                                               59,452          919,291
                                                                                --------------
                                                                                     4,597,564

34
THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED) CONT.
 ........................................................................

                              DESCRIPTION                         SHARES HELD     MARKET VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS--85.1% (CONT.)

OTHER INDUSTRIAL GOODS & SERVICES--6.6%
  GFI Industries SA (France)  Industrial Fastener                      99,000   $    2,898,339
                                Manufacturer
  Yip's Hang Cheung Ltd. (Hong Paint & Solvent Manufacturer
     Kong)                                                         35,472,000        2,514,577
  Chargeurs SA (France)       Wool Production Holding                  26,750        1,489,063
                                Company
  Dongah Tire Industry Company Tire Manufacturer
     (Korea)                                                           26,900        1,252,622
  Polifarb Cieszyn-Wroclaw    Paint & Varnish Manufacturer
     S.A. (Poland)                                                    347,983          673,544
  Vaisala OY (Finland)        Atmospheric Observation                   8,950          659,667
                                Equipment
                                                                                --------------
                                                                                     9,487,812

PRODUCTION EQUIPMENT--8.6%
  Krones AG (Germany), (a)    Manufacturer of Production              180,045   $    5,289,584
                                Machinery
  NSC Groupe (France)         Manufacturer of Textile                  55,523        5,122,613
                                Equipment
  De Dietrich et Compagnie SA Manufacturer of Production
     (France)                   Machinery                              34,000        1,999,540
                                                                                --------------
                                                                                    12,411,737

STEEL--2.1%
  Steel & Tube Holdings Ltd.  Produces and Distributes Steel
     (New Zealand)                                                  3,292,370   $    3,050,505

DIVERSIFIED CONGLOMERATES--10.4%
  Wassall PLC (Great Britain) Diversified Consumer Goods            1,718,000   $    5,889,895
  Haw Par Corporation Limited Healthcare and Leisure
     (Singapore)                Products                            2,808,000        4,784,489
  TT Group PLC (Great Britain) Diversified Manufacturing            2,060,000        4,367,317
                                                                                --------------
                                                                                    15,041,701

  TOTAL COMMON STOCKS (COST: $116,139,799)                                         123,017,466

                                        THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                PAR VALUE     MARKET VALUE
--------------------------------------------------------------------------

SHORT TERM INVESTMENTS--14.5%

COMMERCIAL PAPER--10.4%
  American Express Credit Corporation,
     4.95%-5.50% due 7/1/1999-7/2/1999          5,000,000   $    5,000,000
  Ford Motor Credit Corp., 5.01%-5.25%
     due 7/1/1999-7/8/1999                      5,000,000        5,000,000
  General Electric Capital Corporation,
     5.70% due 7/1/1999                         5,000,000        5,000,000
                                                            --------------
  TOTAL COMMERCIAL PAPER (COST: $15,000,000)                    15,000,000

REPURCHASE AGREEMENTS--4.1%
  State Street Repurchase Agreement,
     4.75% due 7/1/1999                         5,990,000   $    5,990,000
                                                            --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $5,990,000)                 5,990,000

  TOTAL SHORT TERM INVESTMENTS (COST: $20,990,000)              20,990,000

  Total Investments (Cost $137,129,799)--99.6%              $  144,007,466
  Foreign Currencies (Proceeds $580,570)--0.4%                     579,951
  Other Assets In Excess Of Other Liabilities--0.0%                 64,563
                                                            --------------

  TOTAL NET ASSETS--100%                                    $  144,651,980
                                                            --------------
                                                            --------------

          (a) Non-income producing security.

36
THE OAKMARK INTERNATIONAL SMALL CAP FUND

 THE OAKMARK FAMILY OF FUNDS

       TRUSTEES AND OFFICERS
        ........................................................................

TRUSTEES
  Michael J. Friduss
  Thomas H. Hayden
  Christine M. Maki
  Victor A. Morgenstern
  Allan J. Reich
  Marv Rotter
  Burton W. Ruder
  Peter S. Voss
  Gary Wilner, M.D.

OFFICERS
  Victor A. Morgenstern--CHAIRMAN
  Robert M. Levy--PRESIDENT
  Robert J. Sanborn--EXECUTIVE VICE PRESIDENT
  David G. Herro--VICE PRESIDENT
  Clyde S. McGregor--VICE PRESIDENT
  William C. Nygren--VICE PRESIDENT
  Steven J. Reid--VICE PRESIDENT
  Michael J. Welsh--VICE PRESIDENT
  Donald Terao--VICE PRESIDENT--FINANCE
  Anita M. Nagler--SECRETARY
  Ann W. Regan--VICE PRESIDENT--
    SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
  Kristi L. Rowsell--TREASURER

OTHER INFORMATION

INVESTMENT ADVISER
  Harris Associates L.P.
  Two North LaSalle Street
  Chicago, Illinois 60602-3790

TRANSFER AGENT
  State Street Bank and Trust Company
  Attention: The Oakmark Family of Funds
  P.O. Box 8510
  Boston, Massachusetts 02266-8510

LEGAL COUNSEL
  Bell, Boyd & Lloyd
  Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
  Arthur Andersen LLP
  Chicago, Illinois

FOR MORE INFORMATION:
  Please call 1-800-OAKMARK
  (1-800-625-6275)
  or 617-483-5000

WEBSITE
  www.oakmark.com

24-HOUR NAV HOTLINE
  1-800-GROWOAK (1-800-476-9625)

E-MAIL ADDRESS
  ServiceComments@oakmark.com

This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

[LOGO]

P.O. BOX 8510
BOSTON, MA 02266-8510